UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2023
AppHarvest, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39288	84-5042965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Appalachian Way Morehead, KY	40351
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (606) 653-6100
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APPHQ	None
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APPHWQ	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Lease Agreements

On September 14, 2023, AppHarvest Richmond Farm, LLC (“AppHarvest Richmond”) and CEFF II AppHarvest Holdings, LLC (“Equilibrium”), an affiliate of Equilibrium Sustainable Foods, LLC (“ESF”), entered into a certain Lease Agreement (the “Richmond Lease Agreement”) pertaining to certain real property commonly known as 1415 Speedwell Road, Richmond, Kentucky 40475 owned by AppHarvest Richmond (the “Richmond Property”). Pursuant to the Richmond Lease Agreement, AppHarvest Richmond leased the Richmond Property to Equilibrium and such lease shall expire on October 14, 2023.

On September 14, 2023, AppHarvest Morehead Farm, LLC (“AppHarvest Morehead”) and Equilibrium entered into a certain Lease Agreement (the “Morehead Lease Agreement”) pertaining to certain real property commonly known as 500 Appalachian Way, Morehead, Kentucky 40351 owned by AppHarvest Morehead (the “Morehead Property”). Pursuant to the Morehead Lease Agreement, AppHarvest Morehead leased the Morehead Property to Equilibrium and such lease shall expire on October 14, 2023.

On September 14, 2023, AppHarvest Operations, Inc. (“AppHarvest Operations”) and Equilibrium entered into a certain Lease Agreement (the “Cabin Lease Agreement”, and together with the Richmond Lease Agreement and Morehead Lease Agreement, the “Lease Agreements”) pertaining to certain real property commonly known as 100 Lake Park Drive, Morehead, Kentucky, 40351 owned by AppHarvest Operations (the “Cabin Real Property”). Pursuant to the Cabin Lease Agreement, AppHarvest Operations leased the Cabin Real Property to Equilibrium and such lease shall expire on October 14, 2023.

The foregoing summaries are qualified in their entirety by reference to the Richmond Lease Agreement, Morehead Lease Agreement, and Cabin Lease Agreement, which are filed as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, to this Form 8-K and incorporated by reference into this Item 1.01.

First Amendments to Lease Agreements

On September 18, 2023, each of AppHarvest Richmond, AppHarvest Morehead, and AppHarvest Operations entered into amendments to the Richmond Lease Agreement (the “Richmond Lease Amendment”), Morehead Lease Agreement (the “Morehead Lease Amendment”), and Cabin Lease Agreement (the “Cabin Lease Amendment”) with Equilibrium, each dated as of September 15, 2023, as applicable (collectively, the “Lease Amendments”). Pursuant to the Lease Amendments, Equilibrium shall maintain property insurance with respect to FF&E (as defined in the applicable Lease Agreements) during the term of such agreements.

The foregoing summary is qualified in its entirety by reference to the Richmond Lease Amendment, Morehead Lease Amendment, and Cabin Lease Amendment, which are filed as Exhibit 10.4, Exhibit 10.5, and Exhibit 10.6, respectively, to this Form 8-K and incorporated by reference into this Item 1.01.

Item 1.03 Bankruptcy or Receivership

As previously disclosed, on July 23, 2023, AppHarvest, Inc. (the “Company”) and certain of its affiliates (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas (the “Court”), thereby commencing chapter 11 cases for the Debtors (the “Chapter 11 Cases”).

On September 14, 2023, the Court entered its order (the “Confirmation Order”) confirming the Second Amended Joint Plan of Liquidation of AppHarvest Products, LLC and its Debtor Affiliates (the “Plan”). A copy of the Confirmation Order is filed as Exhibit 10.7 to this Form 8-K and incorporated by reference into this Item 1.03.

Summary of the Plan

This summary is qualified in its entirety by reference to the Plan and the Confirmation Order, and capitalized terms used but not defined in the following summary shall have the meanings ascribed to them in the Plan.

The Plan, as confirmed by the Court, creates 11 classes of Claims and Interests in the Company. Holders of Allowed Claims in Class 1 (Other Secured Claims), Class 2 (Other Priority Claims), Class 3 (GNCU Facility Claims), Class 4 (Richmond Facility Claims), Class 5 (Morehead Facility Claims Claims), Class 6 (General Unsecured Claims), and Class 7 (Dalsem Unsecured Claims) are entitled to receive distributions under the Plan as set forth and subject to the limitations contained in the Plan. In addition, the Company will pay Administrative Claims, DIP Claims, Professional Fee Claims, Priority Tax Claims, and U.S. Trustee Statutory Fees due and owing under the Plan.

Pursuant to the terms of the Plan, a Plan Administrator will be appointed on the Effective Date, who will, among other things, wind-down the affairs and operations of the Debtors and their Estates including, but not limited to: (i) preserving and liquidating the Remaining Assets; (ii) prosecuting the Retained Causes of Action and any other claims or causes of action of the Debtors preserved under the Plan; and (iii) making distributions to Holders of Allowed Claims in accordance with the terms of the Plan.

The Plan also implements the terms of certain settlements among various creditor constituencies, without which the Company believes recoveries to creditors would be materially reduced. Certain reserves have been created for purposes of funding various costs and expenses associated with the administration of the Plan and the winding down of the Debtors’ businesses and affairs.

The Plan further provides that all Claims in Class 8 (Intercompany Claims) and Class 9 (Section 510(b) Claims) and Interests in Class 10 (Existing Equity Interests) and Class 11 (Intercompany Interests) shall be canceled, released, extinguished, and of no further force or effect. Holders of such Claims and Interests shall not receive any distributions under the Plan on account of such Claims or Interests.

The Company has no preferred shares issued or outstanding and 155,108,773 shares of common stock issued and outstanding. On the Effective Date, all of these shares will be canceled, released, and extinguished and will be of no further force or effect pursuant to the Plan.

The Company anticipates that the Plan will become effective within thirty days of confirmation.

Cautionary Statements Regarding Trading in the Company’s Securities
The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations concerning matters that are not historical facts. Words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,”, “could” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “can,” “goal,” “target” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, without limitation, the outcome of the Chapter 11 Cases; the Company’s financial projections and cost estimates; the Company’s ability to raise additional funds during the Chapter 11 Cases; and risks associated with the Company’s business prospects, financial results and business operations. These and other factors that may affect the Company’s future business prospects, results and operations are identified and described in more detail in the Company’s filings with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Richmond Lease Agreement, dated September 14, 2023, between AppHarvest Richmond and Equilibrium
10.2	Morehead Lease Agreement, dated September 14, 2023, between AppHarvest Morehead and Equilibrium
10.3	Cabin Lease Agreement, dated September 14, 2023, between AppHarvest Operations and Equilibrium
10.4	Richmond Lease Amendment, dated September 18, 2023, between AppHarvest Richmond and Equilibrium
10.5	Morehead Lease Amendment, dated September 18, 2023, between AppHarvest Morehead and Equilibrium
10.6	Cabin Lease Amendment, dated September 18, 2023, between AppHarvest Operations and Equilibrium
10.7	Confirmation Order, dated September 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppHarvest, Inc.

Dated: September 20, 2023
	By:	/s/ Loren Eggleton
Loren Eggleton
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)